SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): January 20, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated January 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date January 20, 1999.
Principal		Interest		Ending Balance
Cede & Co.	$31,457,241.42	$3,836,999.45	$ 760,952,375.93

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated January 20, 1999

Statement to Certificateholders (Page 1 of 2)

Distribution Date:		12/21/98 	1/20/99

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(per $1000 original principal amount)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed
4.369860 	4.514117
	Investor Certificate Interest Shortfall Distributed
0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall
0.000000 	0.000000

	Managed Amortization Period ? (Yes=1; No=0)
1	1
	Investors Certificate Principal Distributed
23.267222 	37.008519
	  Principal Distribution Amount
20.687793 	34.857665
	     Maximum Principal Payment
48.775657 	58.445824
	     Alternative Principal Payment
20.687793 	34.857665
	     Principal Collections less Additional Balances
20.687793 	34.857665
	  Investor Loss Amount Distributed to Investors
0.014517 	0.036887
	  Accelerated Principal Distribution Amount
2.564912 	2.113967
	  Credit Enhancement Draw Amount
0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I)
27.637082 	41.522636

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance
"812,186,756.10 "	"792,409,617.35 "
	Ending Investor Certificate Balance
"792,409,617.35 "	"760,952,375.93 "
	Beginning Invested Amount	"816,670,183.71 "
"799,073,220.08 "
	Ending Invested Amount	"799,073,220.08 "
"769,412,850.86 "
	Investor Certificateholder Floating Allocation Percentage
97.9201% 	97.8753%
	Pool Factor
0.9322466 	0.8952381
	Liquidation Loss Amount for Liquidated Loans
"12,601.52 "	"32,034.63 "
	Unreimbursed Liquidation Loss Amount
0.00 	0.00

C.	POOL INFORMATION

	Beginning Pool Balance
"834,017,114.91 "	"816,419,889.18 "
	Ending Pool Balance
"816,419,889.18 "	"786,758,839.31 "
	Servicing Fee
"347,507.13 "	"340,174.95 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate
5.310940% 	5.810630%
	LIBOR Rate
5.060940% 	5.560630%
	Maximum Rate
8.625992% 	8.532293%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts
93 	118
	   Trust Balances
"2,506,964.00 "	"3,200,917.00 "
	Delinquent 60-89 days
	    No. of Accounts
25 	27
	   Trust Balances
"699,461.00 "	"822,076.00 "
	Delinquent 90+ days
	    No. of Accounts
14 	25
	   Trust Balances
"623,652.00 "	"904,934.00 "
	Delinquent 9+ Months
	    No. of Accounts
0 	0
	   Trust Balances
0 	0
	REO
	    No. of Accounts
0 	0
	   Trust Balances
0.00 	0.00
Statement to Certificateholders (Page 2 of 2)

Distribution Date:		12/21/98 	1/20/99

"IN WITNESS WHEREOF, the undersigned
has caused this Certificate"
"to be duly executed this 18th day of January, 1999"


	"       Bank One, NA"
	       as Servicer

	       _______________________________________

	       Tracie Klein
	       Vice President
	Distribution List:

	   Barbara Grosse - First National Bank of Chicago

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated January 31, 1999